UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2026 (March 26, 2026)

The Brand House Collective, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	62-1287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Kirkland's, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TBHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 26, 2026, The Brand House Collective (the “Company”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the market value of publicly held shares (“MVPHS”) of the Company’s common stock for the last 30 consecutive business days did not meet the minimum MVPHS of $15,000,000 for continued listing on Nasdaq pursuant to Nasdaq Listing Rule 5450(b)(3)(C). The letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Select Market. Pursuant to Nasdaq Listing Rule 5810(c)(3)(D), the Company will be provided with a compliance period of 180 calendar days, expiring September 22, 2026, in which to regain compliance. The letter further provided that if, at any time during the 180-day period, the Company’s MVPHS closes at $15,000,000 or more for a minimum of ten consecutive business days, Nasdaq will provide the Company with written confirmation that it has achieved compliance with the minimum MVPHS requirement, subject to Nasdaq’s authority to extend this ten-day period as provided in Nasdaq Listing Rule 5810(c)(3)(H).

If the Company does not regain compliance by September 22, 2026, under Nasdaq Listing Rule 5810(c)(3)(D), the Company will receive written notice from Nasdaq that its securities are subject to delisting, subject to the Company’s right to appeal the delisting determination to a Nasdaq hearings panel. Alternatively, the Company may transfer to the Nasdaq Capital Market, provided that it meets all applicable continued listing requirements of the Nasdaq Capital Market.

As previously announced, on November 24, 2025, the Company entered into an Agreement and Plan of Merger with Bed Bath & Beyond, Inc., a Delaware corporation (“Parent”), and Knight Merger Sub II, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the closing of the transactions contemplated thereby, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The Company intends to actively monitor its MVPHS between now and September 22, 2026, and intends to take any reasonable actions to resolve the Company’s noncompliance with the minimum MVPHS requirement as may be necessary. The Company anticipates that the Merger will be consummated prior to September 22, 2026. Upon consummation of the Merger, the Company will cease to be listed on Nasdaq as of the closing of the Merger and will become a wholly owned subsidiary of Parent. Parent’s common stock is listed on the New York Stock Exchange.

There can be no assurance that the Company will be able to regain compliance with the minimum MVPHS requirement or will otherwise be in compliance with other Nasdaq listing requirements.

Forward-Looking Statements

Except for historical information contained herein, certain statements in this Current Report on Form 8-K constitute forward-looking statements that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements deal with potential future circumstances and developments and are, accordingly, forward-looking in nature. You are cautioned that such forward-looking statements, which may be identified by words such as “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “seek,” “may,” “could,” “strategy,” and similar expressions, involve known and unknown risks and uncertainties, many of which are outside of the Company’s control, which may cause the Company’s actual results to differ materially from forecasted results. Those risks and uncertainties include, among other things, risks associated with the effect of the transactions entered into with Parent, including the Merger (the “Transactions”) on the Company’s business relationships; the timing and likelihood of receiving the required lender consent from Bank of America, N.A., which is subject to the refinancing or repayment of the Company’s existing asset-based loan; delays in closing the proposed Merger or the possibility of non-consummation of the proposed Merger; the ability to successfully integrate the Company’s business with Parent following the closing of the proposed Merger; operating results and business generally; unexpected costs, charges or expenses resulting from the Transactions; potential litigation relating to the Transactions that could be instituted against Parent, the Company or their affiliates’ respective directors, managers or officers, including the effects of any outcomes related thereto; continued availability of capital financing; the ability to obtain the various synergies envisioned between the Company and Parent; the ability of the Company to successfully open new stores or rebrand or operate existing Kirkland’s Home stores under a Bed Bath & Beyond Home or other licensed brand; the ability of the Company to successfully market its products to new customers and expand through new e-commerce platforms and to implement its plans, forecasts and other expectations with respect to its business after the completion of the Transactions and realize additional opportunities for growth and innovation; risks associated with the Company’s liquidity including cash flows from operations and the amount of borrowings under the secured revolving credit facility; the fact that the Company’s independent registered public accounting firm’s report for the year ended February 1, 2025 is qualified as to the Company’s ability to continue as a going concern; the Company’s ability to successfully implement cost savings and other strategic initiatives intended to improve operating results and liquidity positions; the Company’s actual and anticipated progress towards its short-term and long-term objectives including its multi-brand and omni-channel strategy, the risk that natural disasters, pandemic outbreaks, global political events, war and terrorism could impact the Company’s revenues, inventory and supply chain; the continuing consumer impact of inflation and countermeasures, including high interest rates; the effectiveness of the Company’s marketing campaigns; risks related to changes in U.S. trade policy regarding imported merchandise, particularly with regard to the impact of tariffs on goods imported from China and strategies undertaken to mitigate such impact; the Company’s ability to retain its senior management team; volatility in the price of the Company’s common stock; the competitive environment in the home décor industry in general and in the Company’s specific market areas; inflation, fluctuations in cost and availability of inventory, increased transportation costs and potential interruptions in supply chain, distribution systems and delivery network, including the Company’s e-commerce systems and channels; the ability to control employment and other operating costs; availability of suitable retail locations and other growth opportunities; disruptions in information technology systems including the potential for security breaches of the Company’s information or its customers’ information, seasonal fluctuations in consumer spending, and economic conditions in general. Those and other risks are more fully described in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K filed on May 2, 2025, as amended on May 30, 2025, and subsequent reports. Forward-looking statements included in this Current Report on Form 8-K are made as of the date hereof. Any changes in assumptions or factors on which such statements are based could produce materially different results. Except as required by law, the Company disclaims any obligation to update any such factors or to publicly announce results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Brand House Collective, Inc.

April 1, 2026	By:	/s/ Michael W. Sheridan
Name: Michael W. Sheridan
Title: Senior Vice President, General Counsel and Corporate Secretary